UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 26, 2023

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9490 NeoGenomics Way,	Fort Myers,	Florida	33912
(Address of principal executive offices)			(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock ($0.001 par value)	NEO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Board of Director Resignation
On June 26, 2023, Rachel Stahler provided NeoGenomics, Inc., a Nevada corporation (the “Company”), with notice of her resignation from the Board of Directors of the Company (the “Board”), effective immediately. Ms. Stahler’s decision to resign did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
Board of Director Appointments
On June 26, 2023, the Board of Directors of the Company increased the size of the Board from eight to ten members and appointed Elizabeth Floegel, Neil Gunn, and Tony Zook as directors to fill the vacancies resulting from that increase and from the resignation of Ms. Stahler.
Ms. Floegel and Mssrs. Gunn and Zook will serve as members of the Board until the 2024 annual meeting of shareholders of the Company or until his or her resignation or removal and otherwise until his or her successor is elected. Ms. Floegel and Mssrs. Gunn and Zook will receive compensation for their service as independent directors consistent with the Company’s director compensation program previously disclosed in the Company’s definitive proxy statement for its 2023 annual meeting of shareholders.

Item 7.01	Regulation FD Disclosure.
On June 29, 2023, the Company issued a press release regarding the forgoing, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits.

	99.1	Press Release of NeoGenomics, Inc., dated June 29, 2023.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

Date:	June 29, 2023	By:	/s/ Alicia C. Olivo
		Name:	Alicia C. Olivo
		Title:	General Counsel and Corporate Secretary